UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05740)

Exact name of registrant as specified in charter:	Putnam Managed Municipal Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2010

Date of reporting period November 1, 2009 – April 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PMM

Putnam Managed Municipal Income Trust

Semiannual report 4|30|10

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Managed Municipal
Income Trust

Semiannual report
4 | 30 | 10

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Terms and definitions	13
Other information for shareholders	14
Financial statements	15

Message from the Trustees

Dear Fellow Shareholder:

Volatility returned to global equity markets this spring. This change was to be expected after the remarkable advances of the past year, but the headlines from Europe added fuel.

If 2009 can be characterized as a rebound from the liquidity crisis, the investment environment for 2010 is shaping up to be somewhat more difficult, one that requires analysis, insight, innovation, and expertise.

These attributes form the very core of Putnam’s analytic, active-management approach, which seeks to weather short-term periods of market dislocation, while preparing for the expected return of a more positive investing environment. With volatility rising in fixed-income markets, bond investors should benefit from active management as well.

We would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We would also like to welcome new shareholders to the fund, and thank all of our investors for your continued confidence in Putnam.

About the fund

Potential for income exempt from federal income tax

Municipal bonds finance important public projects such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Managed Municipal Income Trust offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax, and often state and local taxes. The bonds are backed by the issuing city or town or by revenues collected from usage fees, and have varying degrees of credit risk — the risk that the issuer would not be able to repay the bond.

The fund’s portfolio managers can select bonds from a variety of state and local governments throughout the United States. The fund also combines bonds of differing credit quality. In addition to investing in high-quality bonds, the managers allocate a portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the portfolio managers consider factors such as credit risk, interest-rate risk, and the risk that the bond will be prepaid. The managers are backed by Putnam’s fixed-income organization, where municipal bond analysts are grouped into sector teams and conduct ongoing research. Once a bond has been purchased, the managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond. Typically, lower-rated bonds are reviewed more often because of their greater potential risk.

The goal of this research and active management is to stay a step ahead of the industry, to pinpoint opportunities, and to adjust fund holdings for the benefit of investors.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Municipal bonds may finance a range of projects in your
community and thus play a key role in its development.

2	3

Performance
snapshot

Annualized total return (%) comparison as of 4/30/10

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s portfolio manager

Paul Drury

Paul, how did the municipal bond market and
Putnam Managed Municipal Income Trust
perform over the past six months?

The financial markets continued their broad-based recovery, and investors, convinced that the worst market correction in decades was over, reallocated money away from cash and other safe assets into longer-term and higher-risk investments. As the credit markets stabilized and risk tolerance increased, strong demand from yield-hungry investors pushed bond prices higher in the more credit-sensitive sectors of the municipal bond market — driving prices up and yields lower. Consequently, this sector of the municipal bond market outperformed its higher-quality counterparts for the reporting period.

In the final months of the period, however, the financial markets encountered new concerns — chief among them the growing European debt crisis and fears that it might derail the global economic recovery. Investors were also uncertain about the inevitable withdrawal of stimulus monies around the globe and how this process would affect growth. Given such head winds, municipal bonds, like most asset classes, experienced increased price volatility but still delivered attractive returns for the reporting period.

For the six months ended April 30, 2010, the fund’s total return at net asset value was 6.42%, which surpassed the 3.68% return of its benchmark, the Barclays Capital Municipal Bond Index. It is important to note that the benchmark tracks the performance of a narrower range of municipal bonds than the fund typically invests in. The fund lagged the 7.73% average return of its peers in the Lipper High Yield Municipal Debt Funds [closed-end]. We attribute this underperformance, to a degree, to the slightly higher overall quality of the

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/10. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 13.

fund’s holdings versus many of its Lipper peers as well as differences in leveraging strategies.

Did the fund’s leveraging strategies still play
a positive role in its performance?

The Fed’s [Federal Reserve Board’s] decision to hold the benchmark federal funds rate at a 0% to 0.25% range since December 2008, a remarkable 16 months through the end of the reporting period, has been very advantageous for the fund’s leveraging strategies. Because short-term interest rates were at historical lows throughout the reporting period, the fund was able to borrow at prevailing short-term interest rates while investing the proceeds in higher-yielding, long-term bonds to augment the flow of income to the fund’s common shareholders. The effect was a more positive cash flow for the fund’s common shareholders. Consequently, the fund’s monthly distribution rate increased from $0.0402 to $0.0440 per share in February 2010.

What other factors influenced the municipal
bond market during the period?

Build America Bonds — or “BABs” — continued to have a significant impact on the municipal market. The program began more than a year ago as a part of the federal government’s stimulus package and allows states and municipalities to issue bonds on the taxable market, providing them access to a wider range of investors. The federal government, in turn, subsidizes a portion of the interest payments, currently 35%, and the result has been significantly lower financing costs for states. To date, over $90 billion BABs have been issued.

The end result of the BABS program has been a reduction in the supply of municipal bonds in the market, which has led to improved supply/demand dynamics. The program has been popular with issuers and investors alike. Several proposals to extend the program are being debated in Washington. We expect the program to be extended, albeit at a lower subsidy, and will continue to monitor the situation.

Credit quality overview

Credit qualities are shown as a percentage of net assets as of 4/30/10. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit qualities are included for portfolio securities and are not included for derivative instruments and cash.

“Financial markets encountered new
concerns — chief among them the
growing European debt crisis and
fears that it might derail the global
economic recovery.”

Paul Drury

The debate and ultimate passage of health-care reform this past March also provided an interesting backdrop for municipal bond investors. We think that the legislation should be positive for the tax-exempt bond market, because it contains a 3.8% tax on capital gains, unearned interest, and dividends for individuals with income over $200,000 or households with income over $250,000. Municipal bond income would not be subject to the tax, thereby increasing the relative attractiveness of tax-exempt funds. This is in addition to the increases for the top federal tax rate, the dividend tax rate, and the long-term capital gains rate, which will result when the Bush tax cuts expire at the end of 2010 — making municipal bonds even more attractive for tax-sensitive investors.

The fund’s holdings in health care are primarily concentrated in not-for-profit hospitals and long-term care. We think these sectors should benefit as the bill expands demand by extending coverage to an additional 32 million Americans, leading to fewer uninsured patients draining resources without producing revenue. Although hospitals will face more regulations and some payment cuts, the increase in volume of insured individuals could offset the negative impacts of the new health-care laws.

Which holdings contributed to the fund’s
performance over the period?

The fund’s position in Houston Airport System for Continental Airlines revenue bonds performed well. These bonds were issued to finance terminal improvements at Continental’s Houston hub, the fourth-largest multi-airport system in the United States. With improvements in the global economy, capacity reductions, positive fuel price trends, and cost cutting across the industry, these bonds appreciated nicely.

Portfolio allocation by state

STATE	PERCENTAGE OF FUND’S NET ASSETS

Texas	11.4%
California	10.9
Massachusetts	8.6
Ohio	7.4
New York	7.3
Florida	6.9
Pennsylvania	6.1
New Jersey	5.9
Arizona	5.3
Michigan	4.1

The top ten state allocations are shown as a percentage of the fund’s net assets as of 4/30/10. Investments in Puerto Rico represented 2.5% of net assets. Holdings will vary over time.

Another positive contributor was the fund’s investments in California State Public Works Board Lease revenue bonds, which are rated BBB+ and A2 by Standard & Poor’s and Moody’s, respectively. These bonds were issued to finance various capital projects around the state. Prior to the start of the period, the bonds had come under pressure due to California’s significant budget problems. However, more recently, investors’ penchant for higher-yielding investments helped to push the prices of these bonds up during the period in the aftermath of the historical sell-off in late 2008 and early 2009. The state’s improving fiscal status was recognized by Moody’s Investor Services, which upgraded the bonds in April from Baa2 to A2. The upgrade positively impacted the bonds’ price.

Which holdings detracted from
performance results?

The fund’s investments in Illinois Finance Authority revenue bonds for Monarch Landing were disappointing. These bonds, issued to finance construction of a continuing-care retirement community in Naperville, underperformed as occupancy fell short of expectations. As a result, the developer filed for bankruptcy, and the bonds defaulted. After a thorough analysis of the situation, we sold the position during the period.

The Reunion West Community Development District Florida Special Assessment bonds also underperformed as a result of the depressed construction market. These bonds, issued to finance infrastructure improvements to a housing development in the Orlando area, underperformed as the housing market, particularly in Florida, continues to face rising delinquencies and foreclosures, as well as an excess supply of homes across the state.

What is your outlook for the municipal
bond market and the fund for the balance
of 2010?

Although the economy appears to be in better condition today than it was six months or a year ago, there are a number of areas of potential concern. Unemployment remains high, while consumer and business spending have

Comparison of top sector weightings

This chart shows how the fund’s top sector weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are exclusive of insured status and any interest accruals and may differ from the summary information above.

been sporadic, and as a result, many states have continued to face significant budget shortfalls. The real risk this poses to municipal bond investors is not of defaults, the likelihood of which we believe remains extremely low, but of rising interest rates and falling prices. Should further signs of growth or employment gains materialize later this year, the Fed may shift into a tightening mode and raise interest rates to head off inflationary pressures.

That said, there are a number of countervailing forces helping to keep interest rates stable near term, not the least of which is the reduced supply of tax-free securities on the market as a result of the BABs program. In addition, the prospect of tax-rate increases associated with the recent health-care bill and the expiration of the Bush Administration’s tax cuts on January 1, 2011, has helped to buoy demand for municipal bonds. Over the next few months, as states begin to pass budgets for their upcoming fiscal year, negative headlines could lead to patches of volatility. With regard to the fund, we’re seeking to manage this risk through our research-driven approach — by carefully scrutinizing the municipal market for diverse investment opportunities at attractive valuations.

Thank you, Paul, for your time and
insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul Drury is a Tax Exempt Specialist at Putnam. He has a B.A. from Suffolk University. A CFA charterholder, Paul has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund’s portfolio managers are Susan McCormack and Thalia Meehan. Brad Libby departed the fund’s portfolio management team in December 2009.

IN THE NEWS

Moody’s Investors Service, in April, began to recalibrate the way it rates state and municipal bonds. It is revising the ratings to ensure they are comparable for all bond issuers, including corporations. Moody’s revised ratings are intended to indicate average levels of default and loss that are roughly consistent across sectors and geography, according to the credit rating agency’s statement. Moody’s, which rates about 70,000 state and municipal bond issues, anticipates that most state and local government long-term municipal ratings will experience an upward shift. Most revenue bonds will not have their ratings changed. The impact of the measure on the value of municipal bond funds is difficult to predict, but it is likely to be positive for municipal bond prices over the long term.

Notice regarding 2010 annual meeting of shareholders

The 2010 annual meeting of shareholders of the fund has been scheduled for September 10, 2010, at 11:00 a.m., Eastern Time, at the principal offices of the fund on the 8th floor of One Post Office Square, Boston, Massachusetts. Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund on or before July 1, 2010. Shareholders who wish to make a proposal at the 2010 annual meeting — other than one that will be included in the fund’s proxy materials — should notify the fund no later than July 1, 2010. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the 2010 annual meeting must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no later than June 24, 2010. Notices of any such proposals should be addressed to the Clerk of your fund at One Post Office Square, Boston, Massachusetts 02109.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 4/30/10

				Lipper High Yield
			Barclays	Municipal Debt
			Capital Municipal	Funds (closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
Life of fund (since 2/24/89)	6.34%	5.95%	6.55%	5.34%

10 years	69.27	49.92	75.19	69.35
Annual average	5.40	4.13	5.77	5.34

5 years	21.41	39.50	24.66	19.92
Annual average	3.96	6.88	4.51	3.65

3 years	8.26	13.27	15.37	3.18
Annual average	2.68	4.24	4.88	0.97

1 year	29.43	37.73	8.85	31.62

6 months	6.42	15.15	3.68	7.73

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/10, there were 15, 15, 14, 14, 11, and 6 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/10

	NAV	Market price

Annual average
Life of fund (since 2/24/89)	6.27%	5.86%

10 years	65.04	49.58
Annual average	5.14	4.11

5 years	21.46	38.67
Annual average	3.96	6.76

3 years	6.50	12.35
Annual average	2.12	3.96

1 year	32.02	42.01

6 months	2.68	9.29

Fund price and distribution information For the six-month period ended 4/30/10

Distributions

Number	6

Income [1]	$0.2526

Capital gains [2]	—

Total	$0.2526

	Series A	Series C
Distributions — Preferred shares*	(245 shares)	(1,980 shares)

Income [1]	$91.72	$49.53

Capital gains [2]	—	—

Total	$91.72	$49.53

Share value	NAV	Market price

10/31/09	$7.17	$6.59

4/30/10	7.36	7.32

Current yield (end of period)

Current dividend rate [3]	7.17%	7.21%

Taxable equivalent [4]	11.03%	11.09%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* For further information on the preferred shares outstanding during the period, please refer to Note 4: Preferred shares on page 40.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2010. Results for investors subject to lower tax rates would not be as advantageous.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share
repurchase program

In September 2009, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2009, up to 10% of the fund’s common shares outstanding as of October 7, 2009.

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2010, Putnam employees had approximately $347,000,000 and the Trustees had approximately $49,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 4/30/10 (Unaudited)

Key to holding’s abbreviations
AGM Assured Guaranty Municipal Corporation	G.O. Bonds General Obligation Bonds
AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage
COP Certificates of Participation	Association Collateralized
FGIC Financial Guaranty Insurance Company	NATL National Public Finance Guarantee Corp.
FNMA Coll. Federal National Mortgage	Radian Insd. Radian Group Insured
Association Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FRB Floating Rate Bonds	VRDN Variable Rate Demand Notes
FRN Floating Rate Notes

MUNICIPAL BONDS AND NOTES (128.9%)*	Rating**	Principal amount	Value

Alabama (1.9%)
Butler, Indl. Dev. Board Solid Waste Disp. Rev.
Bonds (GA. Pacific Corp.), 5 3/4s, 9/1/28	BB–	$1,500,000	$1,390,964

Courtland, Indl. Dev. Board Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5s, 11/1/13	BBB	1,500,000	1,596,105

Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 6 3/4s,
2/1/29	Baa3	3,000,000	3,087,240

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
6 1/4s, 11/1/33	BBB	1,000,000	1,050,340

Sylacauga, Hlth. Care Auth. Rev. Bonds (Coosa
Valley Med. Ctr.), Ser. A
6s, 8/1/35	B/P	250,000	202,733
6s, 8/1/25	B/P	650,000	571,890

			7,899,272
Arizona (5.3%)
Apache Cnty., Indl. Dev. Auth. Poll. Control Rev.
Bonds (Tucson Elec. Pwr. Co.)
Ser. B, 5 7/8s, 3/1/33	Baa3	1,000,000	1,002,790
Ser. A, 5.85s, 3/1/28	Baa3	250,000	250,693

AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds (John
C. Lincoln Hlth. Network), 6 3/8s, 12/1/37
(Prerefunded)	BBB	1,500,000	1,712,624

Calhoun Cnty., Sales & Use Tax Rev. Bonds
(Georgia-Pacific Corp.), 6 3/8s, 11/1/26	Ba3	830,000	831,967

Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A
7 5/8s, 12/1/29	B+/P	1,800,000	1,770,246
7 1/4s, 12/1/19	B+/P	1,000,000	1,003,960

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.), Ser. A, 6.2s,
12/1/21	BBB+/P	440,000	463,773

Coconino Cnty., Poll. Control Rev. Bonds
(Tuscon/Navajo Elec. Pwr.), Ser. A,
7 1/8s, 10/1/32	Baa3	3,750,000	3,763,800
(Tucson Elec. Pwr. Co. — Navajo), Ser. A,
5 1/8s, 10/1/32	Baa3	2,000,000	1,936,480

MUNICIPAL BONDS AND NOTES (128.9%)* cont.	Rating**	Principal amount	Value

Arizona cont.
Maricopa Cnty., Poll. Control Rev. Bonds
(El Paso Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	$2,200,000	$2,506,635
(Public Service Co. of NM), Ser. A, 6.3s, 12/1/26	Baa3	535,000	536,653

Navajo Cnty., Poll. Control Corp. Mandatory Put
Bonds, Ser. E, 5 3/4s, 6/1/16	Baa2	1,950,000	2,082,443

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds (Career
Success Schools), 7 1/8s, 1/1/45	BBB–	500,000	495,805

Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Tucson Elec. Pwr.), Ser. A, 6 3/8s, 9/1/29	Baa3	500,000	512,160
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	1,140,000	923,970

Salt Verde, Fin. Corp. Gas Rev. Bonds,
5 1/2s, 12/1/29	A	2,000,000	1,992,780

Tempe, Indl. Dev. Auth. Sr. Living Rev. Bonds
(Friendship Village), Ser. A, 5 3/8s, 12/1/13	BB–/P	393,000	385,498

			22,172,277
Arkansas (0.2%)
Arkadelphia, Pub. Ed. Fac. Board Rev. Bonds
(Ouachita Baptist U.), 6s, 3/1/33	BBB–/P	840,000	881,017

			881,017
California (10.9%)
CA Hlth. Fac. Fin. Auth. Rev. Bonds, AMBAC,
5.293s, 7/1/17	A2	3,400,000	3,407,105

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central
CA), 5 1/4s, 2/1/37	Baa2	1,105,000	976,511

CA Poll. Control Fin. Auth. Rev. Bonds (Pacific
Gas & Electric Corp.), Class D, FGIC,
4 3/4s, 12/1/23	A3	2,500,000	2,448,500

CA Poll. Control Fin. Auth. Solid Waste Disp. FRB
(Waste Management, Inc.), Ser. C,
5 1/8s, 11/1/23	BBB	2,150,000	2,136,541

CA Poll. Control Fin. Auth. Solid Waste Disp.
Rev. Bonds (Waste Management, Inc.), Ser. A-2,
5.4s, 4/1/25	BBB	1,760,000	1,775,822

CA State G.O. Bonds, 6 1/2s, 4/1/33	A1	5,000,000	5,617,550

CA State Pub. Wks. Board Rev. Bonds, Ser. I-1,
6 5/8s, 11/1/34	A2	5,595,000	6,102,970

CA Statewide Cmnty. Dev. Auth. COP (The Internext
Group), 5 3/8s, 4/1/30	BBB	3,950,000	3,652,210

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Thomas Jefferson School of Law), Ser. A,
7 1/4s, 10/1/38	BB+	560,000	583,150
(American Baptist Homes West), 5 3/4s, 10/1/25	BBB–	3,000,000	3,006,300

Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02
5.05s, 9/2/35	BBB–/P	1,015,000	842,024
5s, 9/2/30	BBB–/P	245,000	213,826

Chula Vista, Cmnty. Fac. Dist. Special Tax
Rev. Bonds
(No. 06-1 Eastlake Woods Area), 6.1s, 9/1/21	BBB/P	1,000,000	1,032,950
(No. 07-1 Otay Ranch Village Eleven), 5.8s, 9/1/28	BB+/P	290,000	265,802

MUNICIPAL BONDS AND NOTES (128.9%)* cont.	Rating**	Principal amount	Value

California cont.
Chula Vista, Indl. Dev. Rev. Bonds (San Diego
Gas), Ser. B, 5s, 12/1/27	Aa3	$1,490,000	$1,453,868

Foothill/Eastern Corridor Agcy. Rev. Bonds
(Toll Road), 5.85s, 1/15/23	Baa3	500,000	516,080
(CA Toll Roads), 5 3/4s, 1/15/40	Baa3	2,745,000	2,653,811

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	A	750,000	820,350

Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Ladera Ranch No. 02-1), Ser. A,
5.55s, 8/15/33	BBB–/P	900,000	831,447

Poway, Unified School Dist. Cmnty. Facs. Special
Tax Bonds (Dist. No. 14- Area A), 5 1/8s, 9/1/26	B+/P	850,000	766,641

Sacramento, Special Tax (North Natomas Cmnty.
Fac.), Ser. 4-C, 6s, 9/1/33	BBB–/P	1,245,000	1,193,668

San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds (Mission Bay South), Ser. D,
6 5/8s, 8/1/39	BBB	250,000	262,920

Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax
Rev. Bonds (Impt. Area No. 1), Ser. B,
6 3/8s, 9/1/30	BBB/P	3,000,000	3,002,430

Sunnyvale, Special Tax Rev. Bonds (Cmnty. Fac.
Dist. No. 1), 7 3/4s, 8/1/32	B+/P	835,000	835,526

Thousand Oaks, Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Marketplace 94-1), zero %, 9/1/14	B/P	2,240,000	1,604,198

			46,002,200
Colorado (3.0%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A, 8 1/4s, 1/1/24	BB–/P	375,000	400,601
(Evangelical Lutheran), Ser. A, 6 1/8s, 6/1/38	A3	2,045,000	2,090,215
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB-/P	425,000	394,328
(Valley View Assn.), 5 1/4s, 5/15/42	BBB	3,495,000	3,240,459

CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.)
Ser. C1, NATL, 5 1/2s, 9/1/24	A	1,000,000	1,016,500
Ser. B, zero %, 9/1/35 (Prerefunded)	Aaa	15,500,000	2,356,775
Ser. B, zero %, 9/1/34 (Prerefunded)	Aaa	16,500,000	2,706,990

Denver, City & Cnty. Special Fac. Arpt. Rev.
Bonds (United Airlines), Ser. A, 5 1/4s, 10/1/32	B–	325,000	257,117

			12,462,985
Connecticut (0.4%)
CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth.
Care Rev. Bonds (Elim Street Park
Baptist, Inc.), 5.85s, 12/1/33	BBB+	750,000	695,813

Hamden, Fac. Rev. Bonds (Whitney Ctr.), Ser. A,
7 3/4s, 1/1/43	BB/P	1,050,000	1,091,360

			1,787,173
Delaware (0.2%)
DE St. Econ. Dev. Auth. Rev. Bonds (Delmarva
Pwr.), 5.4s, 2/1/31	Baa2	500,000	509,010

Sussex Cnty., Rev. Bonds (First Mtge. - Cadbury
Lewes), Ser. A, 5.9s, 1/1/26	B/P	500,000	420,875

			929,885

MUNICIPAL BONDS AND NOTES (128.9%)* cont.	Rating**	Principal amount	Value

District of Columbia (0.5%)
DC Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, zero %, 6/15/46	BBB–/F	$17,500,000	$689,325

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds (2nd Sr. Lien), Ser. B, zero %, 10/1/40	Baa1	10,000,000	1,212,800

			1,902,125
Florida (6.9%)
Double Branch Cmnty. Dev. Dist. Rev. Bonds,
Ser. A, 6.7s, 5/1/34	A–	930,000	953,771

Escambia Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5s, 8/1/26	BBB	2,000,000	1,753,660

Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds
Ser. A, 6 1/8s, 5/1/34	B–/P	445,000	419,715
Ser. B, 5 1/8s, 11/1/14	B–/P	45,000	43,397

FL Hsg. Fin. Corp. Rev. Bonds, Ser. G,
5 3/4s, 1/1/37	Aa1	1,165,000	1,226,337

Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
5 3/8s, 6/1/46	A–	4,380,000	4,080,977

Heritage Harbour Marketplace Cmnty., Dev. Dist.
Special Assmt., 5.6s, 5/1/36	BB–/P	375,000	291,210

Heritage Harbour, South Cmnty. Dev. Distr. Rev.
Bonds, Ser. A, 6 1/2s, 5/1/34	BB+/P	460,000	469,844

Hillsborough Cnty., Indl. Dev. Auth. Poll.
Control Mandatory Put Bonds (Tampa Elec. Co.),
Ser. B, 5.15s, 9/1/13	Baa1	400,000	436,784

Jacksonville, Econ. Dev. Comm. Hlth. Care Fac.
Rev. Bonds (Proton Therapy Inst.), Class A,
6s, 9/1/17	B/P	450,000	463,100

Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev.
Bonds (Gerdau Ameristeel US, Inc.), 5.3s, 5/1/37	Ba1	2,450,000	1,904,042

Lakeland, Retirement Cmnty. Rev. Bonds
(1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	840,000	764,879

Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev.
Bonds (Cypress Cove Hlth. Pk.), Ser. A,
6 3/8s, 10/1/25	BB–/P	1,100,000	946,671

Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac.
Rev. Bonds
(Shell Pt./Alliance Oblig. Group),
5 1/8s, 11/15/36	BB	1,075,000	868,525
(Shell Pt./Alliance Cmnty.), 5s, 11/15/22	BB	1,500,000	1,359,345
(Shell Pt./Alliance Cmnty.), 5s, 11/15/10	BB	340,000	342,587

Main St. Cmnty., Dev. Dist. Special Assmt. Bonds,
Ser. A, 6.8s, 5/1/38	BB–/P	245,000	208,752

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.), Ser. A
6.8s, 11/15/31	Ba2	500,000	494,975
6.7s, 11/15/19	Ba2	1,335,000	1,353,783

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.7s, 5/1/37 (In default) †	D/P	960,000	565,920

Reunion West, Cmnty. Dev. Dist. Special Assmt.
Bonds, 1.919s, 5/1/36	D/P	1,670,000	669,587

MUNICIPAL BONDS AND NOTES (128.9%)* cont.	Rating**	Principal amount	Value

Florida cont.
Six Mile Creek, Cmnty. Dev. Dist. Rev. Bonds,
5.65s, 5/1/22	CCC/P	$1,240,000	$545,340

South Lake Hosp. Dist. (South Lake Hosp.),
Ser. A, 6s, 4/1/29	Baa2	1,000,000	1,024,870

South Miami, Hlth. Fac. Auth. Rev. Bonds (Baptist
Hlth.), 5 1/4s, 11/15/33 (Prerefunded)	Aaa	1,500,000	1,665,315

South Village, Cmnty. Dev. Dist. Rev. Bonds,
Ser. A, 5.7s, 5/1/35	BB–/P	940,000	643,148

Tampa Bay, Cmnty. Dev. Dist. Special Assmt. Bonds
(New Port), Ser. A, 5 7/8s,
5/1/38 (In default) †	D/P	655,000	211,323

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds
6.55s, 5/1/27	BB–/P	700,000	598,507
5.4s, 5/1/37	BB–/P	1,420,000	1,051,027
(Split Pine Cmnty. Dev. Dist.), Ser. A,
5 1/4s, 5/1/39	BB–/P	1,825,000	1,276,022

Verandah, West Cmnty. Dev. Dist. Rev. Bonds (Cap.
Impt.), Ser. A, 6 5/8s, 5/1/33	BBB–/P	455,000	419,123

Verano Ctr. Cmnty. Dev. Dist. Special Assmt.
Bonds (Cmnty. Infrastructure)
Ser. A, 5 3/8s, 5/1/37	B–/P	1,000,000	603,740
Ser. B, 5s, 11/1/13	B–/P	605,000	422,816

Wentworth Estates, Cmnty. Dev. Dist. Special
Assmt. Bonds, Ser. A, 5 5/8s,
5/1/37 (In default) †	D/P	955,000	353,321

World Commerce Cmnty. Dev. Dist. Special Assmt.,
Ser. A-1
6 1/2s, 5/1/36 (In default) †	D/P	1,250,000	480,288
6 1/4s, 5/1/22 (In default) †	D/P	695,000	269,875

			29,182,576
Georgia (2.8%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A	2,500,000	2,650,425

Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds
(Delta Airlines), Ser. A, 8 3/4s, 6/1/29	CCC+	2,000,000	2,140,760

Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist
Hlth. Care Syst.), U.S. Govt. Coll., 6 1/4s,
10/1/18 (Prerefunded)	AAA	1,850,000	2,109,315

Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	BB–/P	600,000	535,092
(First Mtge. Lenbrook), Ser. A, 5s, 7/1/17	B/P	1,370,000	1,223,383

Gainesville & Hall Cnty., Devauth Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-2, 6 3/8s, 11/15/29	BBB+	700,000	717,500

Marietta, Dev. Auth. Rev. Bonds (U. Fac. Life
U., Inc.), Ser. PJ, 6 1/4s, 6/15/20	Ba3	1,395,000	1,342,381

Med. Ctr. Hosp. Auth. Rev. Bonds (Spring Harbor
Green Island), 5 1/4s, 7/1/27	B+/P	575,000	490,159

Rockdale Cnty., Dev. Auth. Rev. Bonds
(Visy Paper), Ser. A, 6 1/8s, 1/1/34	B+/P	600,000	557,268

			11,766,283

MUNICIPAL BONDS AND NOTES (128.9%)* cont.	Rating**	Principal amount	Value

Hawaii (0.8%)
HI Dept. of Trans. Special Fac. Rev. Bonds
(Continental Airlines, Inc.), 7s, 6/1/20	B	$1,405,000	$1,387,971

HI State Dept. Budget & Fin. Rev. Bonds
(Craigside), Ser. A, 9s, 11/15/44	B/P	400,000	446,964
(Hawaiian Elec. Co. — Subsidary), 6 1/2s, 7/1/39	Baa1	1,500,000	1,627,980

			3,462,915
Illinois (2.8%)
Chicago, G.O. Bonds, Ser. A, AMBAC, 5 5/8s, 1/1/39	Aa2	105,000	110,618

Du Page Cnty., Special Svc. Area No. 31 Special
Tax Bonds (Monarch Landing)
5 5/8s, 3/1/36	CCC/P	350,000	263,718
5.4s, 3/1/16	CCC/P	196,000	184,761

IL Fin. Auth. Rev. Bonds
(Provena Hlth.), Ser. A, 7 3/4s, 8/15/34	Baa1	1,500,000	1,731,885
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB	2,000,000	2,093,680
(IL Rush U. Med Ctr.), Ser. C, 6 5/8s, 11/1/39	A3	1,075,000	1,148,853
(Roosevelt U.), 6 1/4s, 4/1/29	Baa2	1,500,000	1,556,010
(Landing At Plymouth Place), Ser. A, 6s, 5/15/25	B+/P	200,000	179,528
(Three Crowns Pk. Plaza), Ser. A, 5 7/8s, 2/15/26	B+/P	1,000,000	925,780
(Landing At Plymouth Place), Ser. A,
5.35s, 5/15/15	B+/P	600,000	579,498
(American Wtr. Cap. Corp.), 5 1/4s, 10/1/39	BBB+	1,575,000	1,567,897

IL Fin. Auth. Solid Waste Disposal (Waste
Mgmt., Inc.), Ser. A, 5.05s, 8/1/29	BBB	500,000	490,315

IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.), Ser. A,
7 7/8s, 7/1/20	CCC/P	140,415	109,855
(St. Benedict), Ser. 03A-1, 6.9s,
11/15/33 (In default) †	D/P	500,000	150,000
(Elmhurst Memorial Hlth. Care), 5 5/8s, 1/1/28	Baa1	550,000	538,219

			11,630,617
Indiana (3.7%)
Anderson, Econ. Dev. Rev. Bonds (Anderson U.),
5s, 10/1/28	BBB–/F	555,000	509,851

IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
(USX Corp.), 5.6s, 12/1/32	Baa1	2,500,000	2,500,450

IN State Fin. Auth. Edl. Fac. VRDN, Ser. A-1,
0.25s, 2/1/37	VMIG1	5,300,000	5,300,000

Indianapolis, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.1s, 1/15/17	Baa2	3,500,000	3,636,395

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa2	1,125,000	1,225,395
NATL, 5.6s, 11/1/16	A	700,000	757,631
Ser. A, NATL, 5.6s, 11/1/16	A	500,000	541,165

Jasper Hosp. Auth. Rev. Bonds (Memorial Hosp.),
5 1/2s, 11/1/32	A–	500,000	483,720

St. Joseph Cnty., Econ. Dev. Rev. Bonds (Holy
Cross Village Notre Dame), Ser. A,
5 3/4s, 5/15/15	B/P	455,000	460,128

			15,414,735

MUNICIPAL BONDS AND NOTES (128.9%)* cont.	Rating**	Principal amount	Value

Iowa (2.7%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives)
9 1/4s, 7/1/25 (Prerefunded)	AAA	$4,360,000	$4,858,915
Ser. A, 5 1/4s, 7/1/17	BB+	1,040,000	940,992
Ser. A, 5s, 7/1/19	BB+	2,750,000	2,355,788
Ser. A, 5 1/2s, 7/1/25	BB+	950,000	777,328

IA Fin. Auth. Retirement Cmnty. Rev. Bonds
(Friendship Haven), Ser. A
6 1/8s, 11/15/32	BB/P	750,000	692,850
6s, 11/15/24	BB/P	200,000	193,786

IA State Higher Ed. Loan Auth. Rev. Bonds,
5s, 10/1/22	BB/F	800,000	761,568

Tobacco Settlement Auth. of IA Rev. Bonds,
Ser. C, 5 3/8s, 6/1/38	BBB	1,250,000	958,313

			11,539,540
Kansas (0.1%)
Lenexa, Hlth. Care Fac. Rev. Bonds
(LakeView Village), 7 1/8s, 5/15/29	BB+/P	500,000	506,850

			506,850
Kentucky (0.6%)
KY Econ. Dev. Fin. Auth. Rev. Bonds (First
Mtge.), Ser. IA, 8s, 1/1/29	B+/P	290,000	290,473

KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
(Norton Hlth. Care), Ser. A, 6 1/2s, 10/1/20	A–/F	1,040,000	1,061,663

Louisville/Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/28	Baa2	500,000	513,385

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds (American
Wtr. Co.), Ser. A, 6 1/4s, 6/1/39	BBB+	700,000	749,980

			2,615,501
Louisiana (1.1%)
Rapides, Fin. Auth. FRB (Cleco Pwr.), AMBAC,
4.7s, 11/1/36	Baa2	750,000	658,305

Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 01-B, 5 7/8s, 5/15/39	BBB	2,700,000	2,610,630

W. Feliciana Parish, Poll. Control Rev. Bonds
(Gulf States Util. Co.), Ser. C, 7s, 11/1/15	BBB	1,160,000	1,175,602

			4,444,537
Maine (0.5%)
Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	B2	2,500,000	2,151,650

			2,151,650
Maryland (1.6%)
Baltimore Cnty., Rev. Bonds (Oak Crest
Village, Inc. Fac.), Ser. A, 5s, 1/1/37	BBB+	2,000,000	1,786,560

MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A3	550,000	634,744

MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(WA Cnty. Hosp.), 5 3/4s, 1/1/38	BBB–	450,000	440,208
(King Farm Presbyterian Cmnty.), Ser. A,
5 1/4s, 1/1/27	B/P	710,000	550,413

MD State Indl. Dev. Fin. Auth. Rev. Bonds
(Synagro-Baltimore), Ser. A, 5 3/8s, 12/1/14	BBB+/F	1,000,000	1,022,490

MUNICIPAL BONDS AND NOTES (128.9%)* cont.	Rating**	Principal amount	Value

Maryland cont.
MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev.
Bonds (Our Lady of Good Counsel School), Ser. A,
6s, 5/1/35	BB–/P	$400,000	$375,916

Westminster, Econ. Dev. Rev. Bonds (Carroll
Lutheran Village), Ser. A
6 1/4s, 5/1/34	BB/P	600,000	512,388
5 7/8s, 5/1/21	BB/P	1,600,000	1,454,432

			6,777,151
Massachusetts (8.6%)
Boston, Indl. Dev. Fin. Auth. Rev. Bonds
(Springhouse, Inc.), 6s, 7/1/28	BB–/P	1,600,000	1,452,032

MA Dev. Fin. Agcy. Sr. Living Fac. Rev. Bonds,
Ser. B1, 7 1/4s, 6/1/16	BB-/P	2,000,000	2,007,380

MA Edl. Fin. Auth. Rev. Bonds, Ser. B,
5 1/2s, 1/1/23	AA	1,000,000	1,007,370

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	690,000	767,825
(Linden Ponds, Inc. Fac.), Ser. A,
5 3/4s, 11/15/42	BB/P	1,200,000	889,860
(Linden Ponds, Inc.), Ser. A, 5 3/4s, 11/15/35	BB/P	755,000	576,594
(Boston Biomedical Research), 5 3/4s, 2/1/29	Baa3	1,000,000	918,290
(Linden Ponds, Inc.), Ser. A, 5 1/2s, 11/15/22	BB/P	390,000	325,943
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	1,700,000	1,683,595
(First Mtge. — Orchard Cove), 5s, 10/1/19	BB+/P	550,000	496,177

MA State Dev. Fin. Agcy. Hlth. Care Fac. Rev.
Bonds (Adventcare), Ser. A, 6.65s, 10/15/28	B/P	1,050,000	931,938

MA State Dev. Fin. Agcy. Solid Waste Disp.
Mandatory Put Bonds (Dominion Energy Brayton),
Ser. 1, 5 3/4s, 5/1/19	A–	1,050,000	1,118,975

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A, 9s,
12/15/15 (Prerefunded)	AAA/P	2,175,000	2,530,025
(Norwood Hosp.), Ser. C, 7s, 7/1/14 (Prerefunded)	BB/P	1,185,000	1,378,499
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	2,550,000	2,502,774
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa1	2,225,000	2,249,475
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa1	3,450,000	3,510,203
(Quincy Med. Ctr.), Ser. A, 6 1/4s, 1/15/28	BB–/P	1,700,000	1,527,127
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	1,500,000	1,590,780
(Baystate Med. Ctr.), Ser. F, 5.7s, 7/1/27	A+	1,000,000	1,018,970
(Springfield College), 5 1/2s, 10/15/31	Baa1	1,100,000	1,117,776
(Fisher College), Ser. A, 5 1/8s, 4/1/37	BBB–	250,000	201,458
(Emerson Hosp.), Ser. E, Radian Insd., 5s, 8/15/25	BB/P	1,500,000	1,323,765
(Milford Regl. Med.), Ser. E, 5s, 7/15/22	Baa3	2,200,000	2,076,866

MA State Indl. Fin. Agcy. Rev. Bonds
(1st Mtge. Stone Institute & Newton Home),
7.9s, 1/1/24	BB–/P	750,000	733,395
(1st Mtge. Berkshire Retirement), Ser. A,
6 5/8s, 7/1/16	BBB	2,150,000	2,157,138

			36,094,230

MUNICIPAL BONDS AND NOTES (128.9%)* cont.	Rating**	Principal amount	Value

Michigan (4.1%)
Detroit, G.O. Bonds (Cap. Impt.), Ser. A-1,
5s, 4/1/15	BB	$950,000	$878,494

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AAA	1,660,000	1,790,576

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med.
Ctr.), 6s, 7/1/20	Ba1	1,200,000	1,176,696

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden
City Hosp.), Ser. A, 5 3/4s, 9/1/17	Ba1	450,000	431,546

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	2,000,000	2,139,820
(Henry Ford Hlth.), 5 3/4s, 11/15/39	A1	1,600,000	1,584,256
(Henry Ford Hlth. Syst.), Ser. A, 5 1/4s, 11/15/46	A1	2,565,000	2,348,232
(Chelsea Cmnty. Hosp. Oblig.), 5s,
5/15/25 (Prerefunded)	AAA	755,000	862,822

MI State Strategic Fund, Ltd. Rev. Bonds
(Worthington Armstrong Venture), U.S. Govt.
Coll., 5 3/4s, 10/1/22 (Prerefunded)	AAA/P	1,350,000	1,556,321

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 6s, 6/1/48	BBB	4,000,000	3,061,440

Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy
Memorial Hosp.), 5 1/2s, 6/1/20	Baa3	1,480,000	1,419,202

			17,249,405
Minnesota (2.4%)
Arden Hills, Hsg. & Hlth. Care Facs. VRDN
(Presbyterian Homes), Ser. A, 0.23s, 9/1/29	A–1+	2,133,000	2,133,000

Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/34	BBB–	3,000,000	3,132,000

Duluth, Econ. Dev. Auth. Hlth. Care Fac. Rev.
Bonds (BSM Properties, Inc.), Ser. A,
5 7/8s, 12/1/28	B+/P	115,000	98,576

Inver Grove Heights, Nursing Home Rev. Bonds
(Presbyterian Homes Care), 5 3/8s, 10/1/26	B/P	700,000	633,003

North Oaks, Sr. Hsg. Rev. Bonds
(Presbyterian Homes), 6 1/8s, 10/1/39	BB/P	315,000	306,816

Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/26	BBB–	750,000	746,348

Sauk Rapids Hlth. Care & Hsg. Fac. Rev. Bonds
(Good Shepherd Lutheran Home)
7 1/2s, 1/1/39	B+/P	500,000	511,675
6s, 1/1/34	B+/P	400,000	356,988

St. Paul, Hsg. & Redev. Auth. Hosp. Rev.
Bonds (Healtheast)
6s, 11/15/35	Ba1	1,350,000	1,261,643
Ser. B, 5.85s, 11/1/17	Ba1	250,000	250,700

St. Paul, Port Auth. Lease Rev. Bonds (Regions
Hosp. Pkg. Ramp), Ser. 1, 5s, 8/1/36	BBB/P	1,125,000	891,248

			10,321,997
Mississippi (1.0%)
MS Bus. Fin. Corp. Poll. Control Rev. Bonds
(Syst. Energy Resources, Inc.), 5.9s, 5/1/22	BBB	1,630,000	1,629,870

MS Home Corp. Rev. Bonds (Single Fam. Mtge.),
Ser. B-2, GNMA Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	775,000	800,133

MUNICIPAL BONDS AND NOTES (128.9%)* cont.	Rating**	Principal amount	Value

Mississippi cont.
Warren Cnty., Gulf Opportunity Zone (Intl.
Paper Co.), Ser. A, 6 1/2s, 9/1/32	BBB	$1,600,000	$1,703,343

			4,133,346
Missouri (3.6%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A,
5 1/2s, 6/1/16	A+	1,000,000	1,056,550

Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev.
Bonds (First Mtge. Bishop Spencer), Ser. A,
6 1/2s, 1/1/35	BB–/P	2,000,000	1,792,900

MO State Hlth. & Edl. Fac. Auth. Rev. Bonds,
Ser. 2003A (St. Luke’s Health), 5 1/2s, 11/15/28 T	AAA	10,000,000	10,688,357

MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan), Ser. A-1, GNMA
Coll, FNMA Coll, 7 1/2s, 3/1/31	AAA	185,000	197,018
(Single Fam. Homeowner Loan), Ser. B-1, GNMA
Coll., FNMA Coll., 7.45s, 9/1/31	AAA	200,000	206,152
(Single Fam. Homeowner Loan), Ser. A-1, GNMA
Coll., FNMA Coll., 6 3/4s, 3/1/34	AAA	295,000	308,083

St. Louis Arpt. Rev. Bonds (Lambert-St. Louis
Intl.), Ser. A-1, 6 5/8s, 7/1/34	A	1,000,000	1,073,290

			15,322,350
Montana (0.2%)
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living St.
John’s Lutheran), Ser. A, 6s, 5/15/25	B+/P	500,000	423,880

MT State Board Inv. Exempt Fac. Rev. Bonds
(Stillwater Mining), 8s, 7/1/20	B	250,000	219,663

			643,543
Nebraska (0.6%)
Central Plains, Energy Rev. Bonds (NE Gas No. 1),
Ser. A, 5 1/4s, 12/1/18	BB+	1,500,000	1,498,905

Kearney, Indl. Dev. Rev. Bonds
(Great Platte River), 8s, 9/1/12 (In default) †	D/P	61,716	11,726
(Brookhaven), zero %, 9/1/12 (In default) †	D/P	791,466	11,872

Lancaster Cnty., Hosp. Auth. Rev. Bonds (Immanuel
Oblig. Group), 5 1/2s, 1/1/30	A–/F	1,000,000	1,002,150

			2,524,653
Nevada (2.5%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 151), 5s, 8/1/16	BB–/P	995,000	837,880
(Summerlin No. 151), 5s, 8/1/20	BB–/P	420,000	317,423
(Summerlin No. 142), 6 3/8s, 8/1/23	BB+/P	945,000	903,051
(Summerlin No. 142), 6.1s, 8/1/18	BB+/P	240,000	234,667

Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
Gas Corp.), Ser. C, AMBAC, 5.95s, 12/1/38	Baa3	5,000,000	5,003,550

Clark Cnty., Indl. Dev. Rev. Notes (NV Pwr. Co.),
Ser. A, 5.6s, 10/1/30	BB+	1,000,000	922,310

Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-17), 5s, 9/1/18	BB+/P	370,000	316,746
(No. T-18), 5s, 9/1/16	B/P	1,925,000	918,418

Las Vegas, Local Impt. Board Special Assmt.
(Dist. No. 607), 5.9s, 6/1/18	BB/P	1,170,000	1,065,999

			10,520,044

MUNICIPAL BONDS AND NOTES (128.9%)* cont.	Rating**	Principal amount	Value

New Hampshire (1.0%)
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Huntington at Nashua), Ser. A, 6 7/8s, 5/1/33	BB–/P	$600,000	$603,276
(Kendal at Hanover), Ser. A, 5s, 10/1/18	BBB+	1,875,000	1,937,738

NH State Bus. Fin. Auth. Rev. Bonds (Elliot Hosp.
Oblig. Group), Ser. A, 6s, 10/1/27	Baa1	1,700,000	1,739,117

			4,280,131
New Jersey (5.9%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds (The Evergreens), 5 5/8s, 1/1/38	BB+/P	1,000,000	845,690

NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A, U.S. Govt.
Coll., 7 1/4s, 11/15/31 (Prerefunded)	AAA/F	1,250,000	1,387,388
(Newark Arpt. Marriott Hotel), 7s, 10/1/14	Ba1	2,400,000	2,408,615
(First Mtge. Presbyterian Home), Ser. A,
6 3/8s, 11/1/31	BB/P	500,000	424,460
(United Methodist Homes), Ser. A-1, 6 1/4s, 7/1/33	BB+	1,000,000	950,700
(First Mtge. Lions Gate), Ser. A, 5 7/8s, 1/1/37	B/P	430,000	358,865
(Cigarette Tax), 5 3/4s, 6/15/29	Baa2	1,000,000	1,002,100
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	4,000,000	3,972,640

NJ Econ. Dev. Auth. Retirement Cmnty. Rev. Bonds
(Seabrook Village, Inc.), 5 1/4s, 11/15/36	BB–/P	860,000	706,258

NJ Econ. Dev. Auth. Solid Waste Mandatory Put
Bonds (Disp. Waste Mgt.), 5.3s, 6/1/14	BBB	1,750,000	1,892,694

NJ Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Co.), Ser. A, 5.7s, 10/1/39	A2	2,600,000	2,624,336

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	2,250,000	2,308,815
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Baa2	2,665,000	2,685,467
(United Methodist Homes), Ser. A, 5 3/4s, 7/1/29	BB+	2,250,000	2,041,267
(Atlantic City Med.), 5 3/4s, 7/1/25	A1	695,000	712,757

NJ Hlth. Care Fac. Fin. Auth. VRDN (Virtua
Hlth.), Ser. B, 0.25s, 7/1/43	A-1+	515,000	515,000

			24,837,052
New Mexico (1.0%)
Farmington, Poll. Control Rev. Bonds (San Juan),
Ser. B, 4 7/8s, 4/1/33	Baa3	4,500,000	4,049,460

			4,049,460
New York (7.3%)
Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepard Village),
Ser. A, 6 3/4s, 7/1/28	B/P	600,000	509,988

Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds
(Gurwin Jewish Sr. Residence),
Ser. A, 6s, 5/1/29	B+/P	750,000	616,110
Ser. A, 6s, 5/1/39	B+/P	500,000	390,150

Livingston Cnty., Indl. Dev. Agcy. Civic Fac.
Rev. Bonds (Nicholas H. Noyes Memorial Hosp.),
5 3/4s, 7/1/15	BB	1,960,000	1,931,384

Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(Keyspan-Glenwood), 5 1/4s, 6/1/27	A–	2,775,000	2,710,703

MUNICIPAL BONDS AND NOTES (128.9%)* cont.	Rating**	Principal amount	Value

New York cont.
Niagara Cnty., Indl. Dev. Agcy. Mandatory Put
Bonds (Solid Waste Disp.), Ser. A, 5.45s,
11/15/12	Baa2	$500,000	$515,190

NY City, Indl. Dev. Agcy. Rev. Bonds (Liberty-7
World Trade Ctr.)
Ser. B, 6 3/4s, 3/1/15	BB/P	200,000	203,012
Ser. A, 6 1/4s, 3/1/15	BB/P	2,775,000	2,793,176

NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Staten Island U. Hosp.), Ser. A, 6 3/8s, 7/1/31	Ba2	775,000	777,000
(Bronx Pkg. Dev. Co., LLC), 5 3/4s, 10/1/37	B/P	500,000	409,180

NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev.
Bonds (Airis JFK I, LLC), Ser. A, 5 1/2s, 7/1/28	BBB–	1,300,000	1,083,654

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(American Airlines — JFK Intl. Arpt.),
7 1/2s, 8/1/16	B–	5,975,000	6,074,783
(British Airways PLC), 5 1/4s, 12/1/32	BB–	3,425,000	2,489,907
(Jetblue Airways Corp.), 5s, 5/15/20	B–	325,000	286,416

NY State Dorm. Auth. Rev. Bonds (Winthrop-U.
Hosp. Assn.), Ser. A, 5 1/2s, 7/1/32	Baa1	900,000	906,138

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds (Orange Regl. Med. Ctr.),
6 1/4s, 12/1/37	Ba1	725,000	700,952

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A+	3,800,000	3,799,164

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 4th Installment),
6 3/4s, 10/1/11	BB+/P	400,000	401,364
(Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BB+/P	200,000	176,442

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
Mandatory Put Bonds (Seneca Meadows, Inc.),
6 5/8s, 10/1/13	BB–	670,000	672,995

Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds (Peconic Landing), Ser. A,
8s, 10/1/30	BB–/P	2,700,000	2,765,663

Syracuse, Indl. Dev. Agcy. Rev. Bonds
(1st Mtge. — Jewish Home), Ser. A, 7 3/8s, 3/1/21	B+/P	800,000	781,584

			30,994,955
North Carolina (1.9%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. C, 6 3/4s, 1/1/24	A–	750,000	882,173

NC Hsg. Fin. Agcy. FRN (Homeownership), Ser. 26,
Class A, 5 1/2s, 1/1/38	Aa2	775,000	797,173

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Presbyterian Homes), 5.4s, 10/1/27	BB/P	2,000,000	1,910,840
(First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	1,110,000	1,115,606

NC Med. Care Comm. Retirement Fac. Rev. Bonds
(Carolina Village), 6s, 4/1/38	BB/P	500,000	422,440
(First Mtge.), Ser. A-05, 5 1/2s, 10/1/35	BB+/P	1,730,000	1,478,111
(First Mtge.), Ser. A-05, 5 1/4s, 10/1/25	BB+/P	700,000	633,927
(Forest at Duke), 5 1/8s, 9/1/27	BBB+/F	1,000,000	984,700

			8,224,970

MUNICIPAL BONDS AND NOTES (128.9%)* cont.	Rating**	Principal amount	Value

North Dakota (0.2%)
Grand Forks, Hlth. Care Syst. Rev. Bonds (Altru
Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24
(Prerefunded)	AAA/P	$1,000,000	$1,028,340

			1,028,340
Ohio (7.4%)
American Muni. Pwr. — Ohio, Inc. Rev. Bonds,
5 1/4s, 2/15/33 T	AAA	10,000,000	10,481,262

Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
6s, 6/1/42	BBB	2,000,000	1,547,680
5 7/8s, 6/1/30	BBB	3,340,000	2,826,908
5 3/4s, 6/1/34	BBB	8,500,000	6,665,274
5 1/8s, 6/1/24	BBB	1,000,000	919,370

Erie Cnty., OH Hosp. Fac. Rev. Bonds (Firelands
Regl. Med. Ctr.), 5 5/8s, 8/15/32	A–	2,825,000	2,693,779

Hickory Chase, Cmnty. Auth. Infrastructure Impt.
Rev. Bonds (Hickory Chase), 7s, 12/1/38	BB–/P	700,000	472,563

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp.
Syst.), Ser. C, 5 5/8s, 8/15/29	Baa1	1,530,000	1,490,357

OH State Air Quality Dev. Auth. Rev. Bonds
(Valley Elec. Corp.), Ser. E, 5 5/8s, 10/1/19	Baa3	1,300,000	1,364,285

OH State Higher Edl. Fac. Commn. Rev. Bonds (U.
Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s, 1/15/39	A2	2,000,000	2,136,040

Toledo-Lucas Cnty., Port Auth. Rev. Bonds (CSX
Transn, Inc.), 6.45s, 12/15/21	Baa3	500,000	561,365

			31,158,883
Oklahoma (1.5%)
OK Hsg. Fin. Agcy. Single Family Mtge. Rev. Bonds
(Homeownership Loan),
Ser. B, 5.35s, 3/1/35	Aaa	2,250,000	2,312,708
Ser. C, GNMA Coll., FNMA Coll., 5.95s, 3/1/37	Aaa	2,025,000	2,156,301

Tulsa Cnty., Indl. Auth. Rev. Bonds (Sr. Living
Cmnty. Montereau, Inc.), Ser. A
7 1/8s, 11/1/30	BB–/P	1,250,000	1,269,150
6 7/8s, 11/1/23	BB–/P	500,000	504,495

			6,242,654
Oregon (1.6%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), 6 1/2s, 12/1/29	BB–/P	3,200,000	3,214,784

OR Hlth. Sciences U. Rev. Bonds, Ser. A,
5 3/4s, 7/1/39	A2	2,000,000	2,177,940

OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds
(Single Family Mtge.), Ser. K, 5 5/8s, 7/1/29	Aa2	530,000	551,099

Warm Springs Reservation, Confederated Tribes
Rev. Bonds (Pelton Round Butte Tribal), Ser. B,
6 3/8s, 11/1/33	A3	700,000	709,184

			6,653,007
Pennsylvania (6.1%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Hlth. Syst.), Ser. B, 9 1/4s,
11/15/22 (Prerefunded)	AAA	195,000	207,927
(Hlth. Syst.-West PA), Ser. A, 5 3/8s, 11/15/40	BB	5,905,000	4,751,693

MUNICIPAL BONDS AND NOTES (128.9%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(U.S. Steel Corp.), 6 3/4s, 11/1/24	Ba2	$2,000,000	$2,105,840
(Env. Impt.), 5 1/2s, 11/1/16	Ba2	850,000	868,105

Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty.
Rev. Bonds (Ann’s Choice, Inc.), Ser. A
6 1/8s, 1/1/25	BB/P	1,160,000	1,088,961
5.3s, 1/1/14	BB/P	690,000	690,628
5.2s, 1/1/13	BB/P	1,000,000	1,009,300
5.1s, 1/1/12	BB/P	400,000	404,272

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes Oblig.), Ser. A, 5.45s, 1/1/21	BBB+	550,000	553,196
(Presbyterian Homes), Ser. A, 5.35s, 1/1/20	BBB+	515,000	517,997

Delaware Cnty., Indl. Dev. Auth. Resource Recvy.
Rev. Bonds, Ser. A, 6.1s, 7/1/13	Ba1	435,000	436,279

Erie-Western PA Port Auth. Rev. Bonds,
6 1/4s, 6/15/10	BB+/F	115,000	115,124

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Brethren Village), Ser. A, 6 3/8s, 7/1/30	BB–/P	625,000	600,644

Lebanon Cnty., Hlth. Facs. Rev. Bonds (Pleasant
View Retirement), Ser. A, 5.3s, 12/15/26	BB/P	500,000	431,795

Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds
(Susquehanna Hlth. Syst.), Ser. A,
5 3/4s, 7/1/39	BBB+	3,000,000	3,038,070

Montgomery Cnty., Indl. Auth. Resource Recvy.
Rev. Bonds (Whitemarsh Cont. Care),
6 1/4s, 2/1/35	B–/P	1,100,000	844,866

New Morgan, Indl. Dev. Auth. Solid Waste Disp.
Rev. Bonds (New Morgan Landfill Co., Inc.),
6 1/2s, 4/1/19	BBB	1,000,000	1,003,230

Northampton Cnty., Hosp. Auth. Mandatory Put
Bonds (Saint Luke’s Hosp.), Ser. C,
4 1/2s, 8/15/16	A3	1,500,000	1,503,240

PA Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds
(Allegheny Energy Supply Co.), 7s, 7/15/39	Baa3	2,000,000	2,220,120
(Reliant Energy), Ser. B, 6 3/4s, 12/1/36	B1	650,000	673,738

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Widener U.), 5.4s, 7/15/36	BBB+	1,000,000	1,003,400

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst.), 7 1/4s,
7/1/10 (In default) †	D/P	2,707,789	812

Scranton, G.O. Bonds, Ser. C, 7.1s,
9/1/31 (Prerefunded)	AAA/P	750,000	813,788

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	500,000	494,880

Wilkes-Barre, Fin. Auth. (Wilkes U.), 5s, 3/1/22	BBB	560,000	560,924

			25,938,829

MUNICIPAL BONDS AND NOTES (128.9%)* cont.	Rating**	Principal amount	Value

Puerto Rico (2.5%)
Cmnwlth. of PR, G.O. Bonds, Ser. A, FGIC,
5 1/2s, 7/1/21	A3	$1,000,000	$1,065,190

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev.
Bonds, Ser. A
6s, 7/1/44	Baa1	1,200,000	1,258,991
6s, 7/1/38	Baa1	1,000,000	1,053,220

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
Ser. N, 5 1/2s, 7/1/25	A3	1,000,000	1,073,580
Ser. L, AMBAC, 5 1/4s, 7/1/38	A3	1,845,000	1,861,162

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Fac. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	1,000,000	1,009,390

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, zero %, 8/1/30	A+	11,500,000	3,375,020

			10,696,553
Rhode Island (0.3%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
6 1/8s, 6/1/32	BBB	1,490,000	1,429,938

			1,429,938
South Carolina (1.8%)
Georgetown Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5s, 8/1/30	BBB	1,135,000	1,001,989

Orangeburg Cnty., Solid Waste Disp. Fac. Rev.
Bonds (SC Elec. & Gas), AMBAC, 5.7s, 11/1/24	A–	2,500,000	2,506,650

SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A,
6 1/2s, 8/15/32 (Prerefunded)	AAA	1,250,000	1,410,488

SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth.)
Ser. A, 7 3/8s, 12/15/21 (Prerefunded)	AAA/P	1,600,000	1,698,416
Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	890,000	1,019,477
Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	110,000	126,003

			7,763,023
South Dakota (0.6%)
SD Edl. Enhancement Funding Corp. SD Tobacco Rev.
Bonds, Ser. B, 6 1/2s, 6/1/32	BBB	2,000,000	2,003,160

SD Hsg. Dev. Auth. Rev. Bonds (Home Ownership
Mtge.), Ser. J, 4 1/2s, 5/1/17	AAA	500,000	510,455

			2,513,615
Tennessee (0.6%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds (Mountain States Hlth. Alliance),
6s, 7/1/38	Baa1	1,450,000	1,471,894

Johnson City, Hlth. & Edl. Facs. Board Retirement
Fac. Rev. Bonds (Appalachian Christian Village),
Ser. A, 6 1/4s, 2/15/32	BB–/P	1,000,000	945,420

			2,417,314
Texas (11.4%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
Methodist Retirement)
Ser. A, 7s, 11/15/33	B+/P	600,000	527,676
5 7/8s, 11/15/18	B+/P	1,000,000	917,210
Ser. A, 5 7/8s, 11/15/18	B+/P	20,000	18,344

MUNICIPAL BONDS AND NOTES (128.9%)* cont.	Rating**	Principal amount	Value

Texas cont.
Abilene, Hlth. Fac. Dev. Corp. Retirement Fac.
(Sears Methodist Retirement), 6s, 11/15/29	B+/P	$1,450,000	$1,165,815

Alliance, Arpt. Auth. Rev. Bonds (American
Airlines, Inc.), 5 1/4s, 12/1/29	CCC+	850,000	595,502

Brazos River, Auth. Poll. Control Rev. Bonds (TXU
Energy Co., LLC)
Ser. D-1, 8 1/4s, 5/1/33	CCC	1,000,000	646,300
5s, 3/1/41	CCC	1,500,000	697,890

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (Dow Chemical), 5.9s, 5/1/28	BBB–	2,200,000	2,232,120

Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Rev.
Bonds (American Airlines, Inc.)
6 3/8s, 5/1/35	CCC+	1,000,000	782,060
5 1/2s, 11/1/30	CCC+	500,000	358,595

Gulf Coast, Waste Disp. Auth. Rev. Bonds, Ser. A,
6.1s, 8/1/24	BBB	450,000	451,625

Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc.), Ser. E, 7s, 7/1/29	B3	500,000	505,885
(Continental Airlines, Inc.), Ser. E,
6 3/4s, 7/1/29	B3	4,790,000	4,800,825
(Special Fac. — Continental Airlines, Inc.),
Ser. E, 6 3/4s, 7/1/21	B3	1,600,000	1,610,608
(Continental Airlines, Inc.), Ser. C,
5.7s, 7/15/29	B3	6,185,000	5,050,238

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds
(Kipp Inc.), Ser. A, 6 3/8s, 8/15/44	BBB	1,100,000	1,145,573

Matagorda Cnty., Poll. Control Rev. Bonds
(Cent Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa2	1,000,000	1,090,970
(Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	1,250,000	1,084,500

Mission, Econ. Dev. Corp. Solid Waste Disp. Rev.
Bonds (Allied Waste N.A. Inc.), Ser. A,
5.2s, 4/1/18	BBB	900,000	903,996

North TX, Thruway Auth. Rev. Bonds
Ser. A, 6s, 1/1/25	A2	1,000,000	1,086,720
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	1,750,000	1,806,665

North TX, Thruway Auth. stepped-coupon Rev.
Bonds, zero %, (6.5s, 1/1/15) 2043 ††	A2	3,000,000	2,335,110

Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds,
6s, 10/1/21	Baa2	1,950,000	2,002,455

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds
(Sr. Living Ctr.), Ser. A, 8 1/4s, 11/15/39	B+/P	4,000,000	3,991,040
(Buckner Retirement Svcs., Inc.), 5 1/4s, 11/15/37	A–	900,000	854,820
(Air Force Village), 5 1/8s, 5/15/27	BBB/F	4,000,000	3,606,080

Tomball, Hosp. Auth. Rev. Bonds (Tomball
Regl. Hosp.)
6s, 7/1/29	Baa3	4,150,000	3,945,861
6s, 7/1/19	Baa3	800,000	801,512

TX Private Activity Surface Trans. Corp. Rev.
Bonds (NTE Mobility), 7 1/2s, 12/31/31	BBB–/F	2,000,000	2,198,760

MUNICIPAL BONDS AND NOTES (128.9%)* cont.	Rating**	Principal amount	Value

Texas cont.
TX State Dept. of Hsg. & Cmnty. Affairs Rev.
Bonds, Ser. C, GNMA/FNMA Coll., 6.9s, 7/2/24	AAA	$700,000	$750,449

			47,965,204
Utah (0.8%)
Carbon Cnty., Solid Waste Disp. Rev. Bonds
(Laidlaw Env.), Ser. A, 7.45s, 7/1/17	B+/P	600,000	601,254

Murray City, Hosp. Rev. VRDN (IHC Hlth.
Svcs., Inc.), Ser. A, 0.21s, 5/15/37	VMIG1	1,360,000	1,360,000

Tooele Cnty., Harbor & Term. Dist. Port Fac. Rev.
Bonds (Union Pacific), Ser. A, 5.7s, 11/1/26	Baa2	1,500,000	1,513,365

			3,474,619
Vermont (0.3%)
VT Hsg. Fin. Agcy. Rev. Bonds
Ser. 22, AGM, 5s, 11/1/34	AAA	210,000	212,810
(Single Fam.), Ser. 23, AGM, 5s, 5/1/34	AAA	540,000	550,784
Ser. 19A, AGM, 4.62s, 5/1/29	AAA	495,000	493,550

			1,257,144
Virginia (2.0%)
Albemarle Cnty., Indl. Dev. Auth. Res. Care Fac.
Rev. Bonds (Westminster-Canterbury), 5s, 1/1/24	B+/P	600,000	570,858

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac.
Rev. Bonds
(United Methodist), Ser. A, 6.7s, 6/1/27	BB+/P	295,000	296,106
(United Methodist), Ser. A, 6.7s, 6/1/27
(Prerefunded)	BB+/P	105,000	117,013
(United Methodist), Ser. A, 6 1/2s, 6/1/22	BB+/P	600,000	604,920
(Westminster-Canterbury), 5s, 10/1/22	BBB–	1,000,000	1,005,390

James Cnty., Indl. Dev. Auth. Rev. Bonds
(Williamsburg), Ser. A, 6 1/8s, 3/1/32	BB-/P	1,500,000	1,414,740

Lynchburg, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds (Westminster-Canterbury)
5s, 7/1/31	BB/P	1,250,000	1,106,687
4 7/8s, 7/1/21	BB/P	1,000,000	948,330

WA Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	1,700,000	1,932,832

Winchester, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds (Westminster-Canterbury), Ser. A,
5.2s, 1/1/27	BB+/P	700,000	652,638

			8,649,514
Washington (1.3%)
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	3,385,000	3,424,469
6 1/2s, 6/1/26	BBB	485,000	500,171

WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.), 5 5/8s, 10/1/40	Baa1	400,000	405,956

WA State Hlth. Care Fac. Auth. Rev. Bonds (WA
Hlth. Svcs.), 7s, 7/1/39	Baa2	1,000,000	1,070,280

			5,400,876

MUNICIPAL BONDS AND NOTES (128.9%)* cont.	Rating**	Principal amount	Value

West Virginia (1.0%)
Mason Cnty., Poll. Control FRB (Appalachian
Pwr. Co. Project), Ser. L, 5 1/2s, 10/1/11	Baa2	$725,000	$735,621

Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	BB	3,075,000	2,865,900

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6 3/4s, 10/1/43	B/P	735,000	718,742

			4,320,263
Wisconsin (3.4%)
Badger, Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
7s, 6/1/28 (Prerefunded)	Aaa	3,000,000	3,371,520
6 3/8s, 6/1/32 (Prerefunded)	Aaa	5,500,000	6,110,774

WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	2,000,000	2,275,240

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. Johns Cmntys. Inc.), Ser. A, 7 5/8s, 9/15/39	BB/P	1,150,000	1,211,514
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	1,250,000	1,353,975

			14,323,023
Total municipal bonds and notes (cost $544,998,226)			$543,958,224

PREFERRED STOCKS (1.2%)*		Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A
Ser. A-3, $4.95		2,000,000	$1,583,600

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A,
7.50% cum. pfd.		3,841,668	3,655,808

Total preferred stocks (cost $5,841,668)			$5,239,408

COMMON STOCKS (—%)*		Shares	Value

Tembec, Inc. (Canada) †		1,750	$4,665

Total common stocks (cost $1,273,945)			$4,665

WARRANTS (—%)* †	Expiration	Strike
	date	Price	Warrants	Value

Tembec, Inc. (Canada)	3/03/12	CAD 0.00001	3,889	$1,951

Total warrants (cost $154,422)				$1,951

TOTAL INVESTMENTS

Total investments (cost $552,268,261)				$549,204,248

Key to holding’s abbreviation
CAD Canadian dollar

Notes to the fund’s portfolio

The Notes to the fund’s portfolio are for the reporting period ended April 30, 2010.

* Percentages indicated are based on net assets of $422,053,774.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes.

  † Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

  T Underlying security in a tender option bond transaction. The security has been segregated as collateral for financing transactions.

    Debt obligations are considered secured unless otherwise indicated.

    144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    The rates shown on FRB, FRN, Mandatory Put Bonds and VRDN are the current interest rates at the close of the reporting period.

    The dates shown on Mandatory Put Bonds are the next mandatory put dates.

    The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

    The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	51.4%
Utilities	19.4
Transportation	12.0

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$4,665	$—	$—

Total common stocks	4,665	—	—
Municipal bonds and notes	—	543,958,224	—

Preferred stocks	—	5,239,408	—

Warrants	1,951	—	—

Totals by level	$6,616	$549,197,632	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/10 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $552,268,261)	$549,204,248

Cash	205,747

Interest and other receivables	10,176,085

Receivable for investments sold	1,786,649

Total assets	561,372,729

LIABILITIES

Preferred share remarketing agent fees	37,736

Distributions payable to shareholders	2,533,694

Distributions payable to preferred shareholders (Note 1)	5,735

Payable for investments purchased	2,292,264

Payable for compensation of Manager (Note 2)	744,311

Payable for investor servicing fees (Note 2)	17,468

Payable for custodian fees (Note 2)	3,259

Payable for Trustee compensation and expenses (Note 2)	144,544

Payable for administrative services (Note 2)	1,289

Payable for floating rate notes issued (Note 1)	10,016,419

Other accrued expenses	22,236

Total liabilities	15,818,955

Series A remarketed preferred shares: (245 shares
authorized and issued at $100,000 per share) (Note 4)	24,500,000

Series C remarketed preferred shares: (1,980 shares
authorized and issued at $50,000 per share) (Note 4)	99,000,000

Net assets	$422,053,774

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$512,106,140

Undistributed net investment income (Note 1)	1,205,183

Accumulated net realized loss on investments (Note 1)	(88,193,536)

Net unrealized depreciation of investments	(3,064,013)

Total — Representing net assets applicable to common shares outstanding	$422,053,774

COMPUTATION OF NET ASSET VALUE

Net asset value per common share ($422,053,774 divided by 57,305,439 shares)	$7.36

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/10 (Unaudited)

INTEREST INCOME	$16,838,594

EXPENSES

Compensation of Manager (Note 2)	$1,460,013

Investor servicing fees (Note 2)	103,148

Custodian fees (Note 2)	6,363

Trustee compensation and expenses (Note 2)	15,468

Administrative services (Note 2)	11,448

Interest and fee expense (Note 1)	36,400

Preferred share remarketing agent fees	155,234

Other	122,260

Total expenses	1,910,334

Expense reduction (Note 2)	(634)

Net expenses	1,909,700

Net investment income	14,928,894

Net realized loss on investments (Notes 1 and 3)	(3,777,539)

Net unrealized appreciation of investments during the period	14,637,889

Net gain on investments	10,860,350

Net increase in net assets resulting from operations	$25,789,244

DISTRIBUTIONS TO SERIES A AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income

Taxable net investment income	(424)

From tax exempt net investment income	(120,117)

Net increase in net assets resulting from operations
(applicable to common shareholders)	$25,668,703

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 4/30/10*	Year ended 10/31/09

Operations:
Net investment income	$14,928,894	$28,620,573

Net realized loss on investments	(3,777,539)	(12,895,150)

Net unrealized appreciation of investments	14,637,889	65,465,387

Net increase in net assets resulting from operations	25,789,244	81,190,810

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(424)	(52,099)

From tax exempt net investment income	(120,117)	(955,865)
Net increase in net assets resulting from operations
(applicable to common shareholders)	25,668,703	80,182,846

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 1):

From ordinary income

Taxable net investment income	(13,090)	(230,917)

From tax exempt net investment income	(14,458,702)	(26,075,899)

Increase from issuance of common shares in connection with
reinvestment of distributions	124,146	—

Total increase in net assets	11,321,057	53,876,030

NET ASSETS

Beginning of period	410,732,717	356,856,687

End of period (including undistributed net investment
income of $1,205,183 and $868,622, respectively)	$422,053,774	$410,732,717

NUMBER OF FUND SHARES

Common shares outstanding at beginning of period	57,288,363	57,288,363

Shares issued in connection with dividend reinvestment plan	17,076	—

Common shares outstanding at end of period	57,305,439	57,288,363

Remarketed preferred shares outstanding at beginning of period	2,225	2,970

Preferred shared redeemed — Series A (Note 4)	—	(250)

Preferred shares redeemed — Series B (Note 4)	—	(495)

Remarketed preferred shares outstanding at end of period	2,225	2,225

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended

	4/30/10	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05

Net asset value, beginning of period
(common shares)	$7.17	$6.23	$8.04	$8.37	$8.20	$8.18
Investment operations:

Net investment income [a]	.26	.50	.56	.55	.53	.51

Net realized and unrealized
gain (loss) on investments	.18	.92	(1.84)	(.34)	.13	.04

Total from investment operations	.44	1.42	(1.28)	.21	.66	.55

Distributions to preferred shareholders:

From net investment income	— [e]	(.02)	(.12)	(.15)	(.13)	(.08)

Total from investment operations
(applicable to common shareholders)	.44	1.40	(1.40)	.06	.53	.47

Distributions to common shareholders:

From net investment income	(.25)	(.46)	(.42)	(.41)	(.41)	(.45)

Total distributions	(.25)	(.46)	(.42)	(.41)	(.41)	(.45)

Increase from shares repurchased	—	—	.01	.02	.05	— [e]

Net asset value, end of period
(common shares)	$7.36	$7.17	$6.23	$8.04	$8.37	$8.20

Market price, end of period
(common shares)	$7.32	$6.59	$5.70	$7.18	$7.58	$7.15

Total return at market price (%)
(common shares) [b]	15.15 *	24.96	(15.69)	(.14)	12.07	4.21

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares) (in thousands)	$422,054	$410,733	$356,857	$322,047	$373,773	$386,437

Ratio of expenses to
average net assets
(excluding interest expense) (%) [c,d]	.45 *	.98	1.24	1.21	1.14	1.30

Ratio of expenses to
average net assets
(including interest expense) (%) [c,d]	.46 * f	1.03 [f]	1.28 [f]	1.21	1.14	1.30

Ratio of net investment income
to average net assets (%) [c]	3.58 *	7.66	5.87	4.79	4.83	5.18

Portfolio turnover (%)	8.27 *	24.78	40.77	15.26	23.14	21.87

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

d Includes amounts paid through expense offset arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Includes interest and fee expense associated with borrowings which amounted to 0.01%, 0.05% and 0.04% of the average net assets for the periods ended April 30, 2010, October 31, 2009 and October 31, 2008, respectively (Note 1).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Managed Municipal Income Trust (the fund), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund’s investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes does not involve undue risk to income or principal. Up to 60% of the fund’s assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, June 10, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted and illiquid securities and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds issued to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $21,169,619 were held by the TOB trust and served as collateral for $10,016,419 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $14,333 for these investments based on an average interest rate of 0.29%.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards

Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At October 31, 2009, the fund had a capital loss carryover of $83,789,367 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$ 4,408,636	October 31, 2010

38,152,374	October 31, 2011

12,656,387	October 31, 2012

574,057	October 31, 2013

3,275,525	October 31, 2014

954,441	October 31, 2015

11,265,981	October 31, 2016

12,501,966	October 31, 2017

The aggregate identified cost on a tax basis is $552,229,981, resulting in gross unrealized appreciation and depreciation of $24,718,048 and $27,743,781, respectively, or net unrealized depreciation of $3,025,733.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 7 day period. The applicable dividend rate for the remarketed preferred shares on April 30, 2010 was 0.19% for Series A, and 0.32% for Series C.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the 60-day “AA” composite commercial paper rate.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the lesser of (i) an annual rate of 0.55% of the average weekly net assets attributable to common and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average weekly net assets attributable to common and preferred shares outstanding: 0.65% of the first $500 million and 0.55% of the next $500 million, with additional breakpoints at higher asset levels.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fee rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (PFTC), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions provided by PFTC during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $634 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $293, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $45,158,537 and $49,046,708, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Preferred shares

The Series A and C Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per Series A remarketed preferred share and at $50,000 per Series C remarketed preferred share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

On December 10, 2008 the fund redeemed the remaining 495 Series B Remarketed Preferred shares; this redemption represented approximately 25.0% of the fund’s $198,000,000 in outstanding preferred shares.

On January 21, 2009 the fund redeemed an additional 250 Series A Remarketed Preferred shares; this redemption represented approximately 17.0% of the fund’s $148,500,000 in outstanding preferred shares.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2010, no such restrictions have been placed on the fund.

Note 5: Share Repurchase Program

In September 2009, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2010 (based on shares outstanding as of October 7, 2009). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2009 (based on shares outstanding as of October 7, 2008) and prior to that, to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. For the year ended April 30, 2010, the fund has not repurchased any common shares.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus , or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International Growth Fund* **
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Value Fund*††
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Sector Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Robert L. Reynolds	Vice President and
Management, LLC	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Judith Cohen
	Executive Vice President,	Vice President, Clerk and
Investment Sub-Manager	Principal Executive	Assistant Treasurer
Putnam Investment Limited	Officer, Treasurer and
57–59 St James’s Street	Compliance Liaison	Wanda M. McManus
London, England SW1A 1LD		Vice President, Senior Associate
	Charles E. Porter	Treasurer and Assistant Clerk
Marketing Services	Senior Advisor to the Trustees
Putnam Retail Management		Nancy E. Florek
One Post Office Square	Steven D. Krichmar	Vice President, Assistant Clerk,
Boston, MA 02109	Vice President and	Assistant Treasurer and
	Principal Financial Officer	Proxy Manager
Custodian
State Street Bank	Janet C. Smith
and Trust Company	Vice President, Principal
Accounting Officer and
Legal Counsel	Assistant Treasurer
Ropes & Gray LLP
Susan G. Malloy
Trustees	Vice President and
John A. Hill, Chairman	Assistant Treasurer
Jameson A. Baxter,
Vice Chairman	Beth S. Mazor
Ravi Akhoury	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Francis J. McNamara, III
Kenneth R. Leibler	Vice President and
Robert E. Patterson	Chief Legal Officer
George Putnam, III
Robert L. Reynolds	Robert R. Leveille
W. Thomas Stephens	Vice President and
Richard B. Worley	Chief Compliance Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit our Web site (putnam.com) anytime for up-to-date information about the fund’s NAV.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA700 261585 6/10

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

 Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Management Investment Companies

(a) Not applicable

(b) During the period, Brad Libby departed the fund’s portfolio management team.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs

November 1 - November 30, 2009	-	-	-	5,728,836

December 1 - December 31, 2009	-	-	-	5,728,836

January 1 - January 31, 2010	-	-	-	5,728,836

February 1 - February 28, 2010	-	-	-	5,728,836

March 1 - March 31, 2010	-	-	-	5,728,836

April 1 - April 30, 2010	-	-	-	5,728,836

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10% of the fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees subsequently renewed the program on three occasions, to permit the repurchase of an additional 10% of the fund's outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008 and October 8, 2009.

The October 8, 2008 - October 7, 2009 program, which was announced in September 2008, allowed repurchases up to a total of 5,728,836 shares of the fund. The October 8, 2009 - October 7, 2010 program, which was announced in September 2009, allows repurchases up to a total of 5,728,836 shares of the fund.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Managed Municipal Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: June 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 28, 2010